GROUND LEASE


Date:              February 12, 1999

Lessor:            RICHARD WHITT and BARBARA WHITT,                 ("Lessor")
                   husband and wife, and KEITH FLICKER

Lessee:            SOUTH UMPQUA BANK                                ("Lessee")
                   a ____________________________

       Lessor leases to Lessee, and Lessee leases from Lessor, the real property (the "Premises") described on Exhibit A attached and incorporated in this Lease by this reference consisting of approximately 21,669 gross square feet. The foregoing demise is subject, however, to the encumbrances described on Exhibit B attached and incorporated in this Lease by this reference.

       The Premises are leased for a term (the "Term") of twenty (20) years (subject to two options to extend for ten (10) years each as set forth in Section 23), commencing on the date of this Lease.

       Lessor and Lessee agree as follows:

Section 1.         Project Conditions
       1.1 Lessee intends to construct a building (the "Building") and related improvements on, under, and over the Premises. The Building and all the related improvements are referred to in this Lease as the "Project." The Project and any future alterations, additions, replacements, or modifications to the Project during the Term of this Lease are referred to in this Lease as the "Improvements." The preliminary plans and specifications for the Project are attached as Exhibit C and incorporated in this Lease by this reference. This Lease shall be conditioned on Lessee and Lessor determining that the Project is feasible after completing a due-diligence investigation of the condition of the Property and obtaining all necessary governmental approvals, consultants reports, financing commitments, final plans and specifications, design and construction contracts, and any other approvals, loan and lease commitments, or contracts reasonably determined to be necessary by the Lessor and the Lessee. Due diligence investigations shall be completed by not later than March 1, 1999. If Lessee determines that the Project is not feasible, Lessee shall notify Lessor in writing received by Lessor not later than 5:00 PM on March 2, 1999.

       1.2 The foregoing condition shall be for the benefit of both parties and must be satisfied or waived by both the parties on or before 5:00 p.m. on March 1, 1999, or this Lease shall terminate and be of no further force and effect. In such event neither party shall have any further liability under


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this  Lease  except for  liability  accrued  before  the date of  termination.
Nevertheless, Lessee shall have the right to terminate this lease if Lessee does not obtain consent from state and federal banking regulatory agencies for this lease by March 15, 1999. Lessee shall use best efforts to obtain the necessary consents. Lessee shall notify Lessor in writing immediately if it elects to terminate because of the condition in this Section 1.2 and shall provide to Lessor evidence that it did not, or in its reasonable judgment, could not obtain consent.

       1.3 Lessor shall cooperate with Lessee in all respects in connection with satisfying the condition. Lessor shall execute such applications and other instruments reasonably necessary to satisfying the condition, provided that Lessor shall not be required to pay any application fees or incur any other costs or liability in connection with satisfying the condition beyond Lessor's fees for any professional advice Lessor desires. Lessor shall appear as a witness in any legal or administrative proceedings to the extent reasonably necessary to satisfy the condition.

       1.4 Prior to or at the same time as Lessee engages in its construction, Lessor shall construct the driveway on Lessor's adjacent land to provide access from Commercial Street SE to the Premises. Lessor may, at Lessor's election, undertake construction of all perimeter sidewalks, and parking areas. In such event, Lessor shall notify Lessee and shall coordinate all construction activities. All parking areas and sidewalks constructed by Lessor using a competent contractor and at reasonable cost. All costs incurred by Lessor in the construction on the Premises shall be paid for by Lessee within thirty (30) days after billing therefore. The payment of the construction costs shall be additional rent under this Lease.

Section 2. Construction of the Project
       Lessee shall construct the Project (including all parking lots, sidewalks, landscape areas, and buildings) in accordance with the final plans and specifications approved by Lessor, which approval shall not be unreasonably withheld or delayed. The work shall be performed in accordance with all Legal Requirements and in a good and professional manner. For the purposes of this Lease, the term Legal Requirements includes all present and future laws, ordinances, orders, rules, regulations, and requirements of all federal, state, and municipal governments, departments, commissions, boards, and officers, foreseen or unforeseen, ordinary as well as extraordinary. Lessor shall have the right to inspect the work at reasonable intervals


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subject to the  supervision  of Lessee and in a manner that will  minimize any interference with the work.

       Lessee shall use its best efforts to submit plans for permits by not later than April 1, 1999 and Lessee shall diligently pursue permits until issuance. Lessee shall diligently pursue completion of construction from the date of issuance of the permits and use best efforts to complete construction not later than six (6) months following issuance of the permits.

       Lessor agrees that it shall deliver the Premises with all existing buildings demolished and debris removed. Lessor shall fill the existing basement to native ground level or such other lower level as Lessee shall direct and shall compact all fill in the basement area to a load bearing capacity of 2,500 pounds per square foot. Lessor shall cooperate with Lessee in the placement of the fill to allow construction contemplated by Lessee. Lessor's financial obligation to meet the load bearing capacity shall not exceed standard placement. Lessee shall pay any cost in excess of standard placement to meet its particular needs.

Section 3.         Minimum Rent
       3.1 Lessee covenants and agrees to pay to Lessor, promptly when due, without notice or demand and without deduction or setoff of any amount whatsoever, $6,250 per month as Minimum Rent for the Premises from six months following the date of this Lease. All Rent shall be paid in advance, on the first day of each month during the Term. If the Minimum Rent is scheduled to begin on a date other than the first day of a month, the first and last month's rent shall be pro-rated. If the Minimum Rent payment is not received by Lessor by the tenth day of any month, Lessee shall pay a late fee equal to 5% of the unpaid Minimum Rent. Lessor's imposition of the late fee shall not affect Lessor's other remedies.

       3.2 All amounts payable under Section 3.1 above, as well as all other amounts payable by Lessee to Lessor under the terms of this Lease, shall be paid at the office of Lessor set forth in Section 32, or at such other place within the continental limits of the United States as Lessor shall from time to time designate by notice to Lessee, in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment.

       3.3 It is intended that the Minimum Rent provided for in this section shall be an absolutely net return to Lessor throughout the Term, free of any expense, charge, or other deduction whatsoever, including all claims, demands, or setoffs of any nature whatsoever.



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       3.4  Lessee  shall also pay without  notice,  except as may be provided in this Lease, and without abatement, deduction, or setoff, as additional rent, all sums, impositions, costs, and other payments which Lessee in any of the provisions of this Lease assumes or agrees to pay, and in the event of any nonpayment, Lessor shall have (in addition to all other rights and remedies) all the rights and remedies provided for in this Lease or by law in the case of nonpayment of the Minimum Rent.

       3.5  Lessee  shall  pay,  as  Additional  Rent,  its pro rata  share of
Common  Area  Maintenance   Charges  imposed  under  any  Reciprocal  Easement
Agreement affecting the Premises.

       3.6 The base rent provided in Section 3.1 shall be increased or decreased in the month of January each year by a percentage equal to 100% of the percentage change in the Consumer Price Index published by the United States Bureau of Labor Statistics of the United States Department of Labor, not to exceed 5% per year. Comparisons shall be made using the index entitled U.S. City Average--All Items and Major Group Figures for All Urban Consumers (1982-84 = 100), or the nearest comparable data on changes in the cost of living if such index is no longer published. The change shall be determined by comparison of the figure for January, 2000, with that of January of each succeeding year. In no event, however, shall base rent be reduced below that payable during the first year of this lease. The minimum rent shall be fixed until January 1, 2001, when the first rent adjustment under this paragraph shall occur.

Section 4.         Use
       4.1 Lessee shall use and occupy the premises continuously during the Term for the operation of a first-class building and for such uses as are not otherwise prohibited by the terms of this Lease or any Covenants, Conditions or Restrictions now existing or hereafter made applicable to the Premises. The Premises may not be used for any other purpose without the written consent of Lessor, which consent shall not be unreasonably withheld. Lessee shall maintain and operate the business during the entire Term with due diligence and in a first-class manner. Neither Lessee nor the employees, agents, concessionaires, licensees, or sublessees of Lessee shall solicit business in the parking area or other common areas of the development, nor shall Lessee distribute any handbills or other advertising matter on automobiles parked in the parking area or in the other common areas. Lessor shall have the right to approve any signs or displays Lessee may desire to erect on or about the Premises that are visible from the exterior of the Building. in order to ensure that Lessor may control the quality and character of the presentation displayed by Lessee. Such approval may be


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withheld  or revoked if Lessor  reasonably  and in good  faith  believes  such display or plan is unsatisfactory or inappropriate for the development.

       4.2 Lessee shall not use or occupy, or permit or suffer all or any part of the Premises or the Improvements to be used or occupied (1) for any unlawful or illegal business, use, or purpose, (2) in any such manner to constitute a nuisance of any kind, or (3) for any purpose or in any way in violation of the certificate of occupancy, or of any Legal Requirements, including but not limited to Legal Requirements respecting Hazardous Substances, (4) for any business, use, or purpose deemed disreputable, or (5) for any purpose that would violate any lease entered into, now or in the future, between Landlord and a third party which allows for exclusive rights to use property adjacent to or contiguous with the Premises for a particular use, provided however that Tenant may always use the Premises for a bank or general office use. The term Hazardous Substance means any hazardous, toxic, or dangerous substance, waste, or material that is the subject of environmental protection Legal Requirements, including but not limited to the items listed in the United States Department of Transportation Hazardous Materials Table (49 CFR s172.101) or designated as hazardous substances by the United States Environmental Protection Agency (40 CFR pt 302) . Lessee acknowledges that the term Legal Requirements includes but is not limited to all environmental protection laws such as the Comprehensive Environmental Response, Compensation and Liability Act (42 USC s6901 et seq.), the Federal Water Pollution Control Act (33 USC s6901 et seq.), the Federal Water Pollution Control Act (33 USC s1257 et seq.), and the Clean Air Act (42 USC s2001 et seq.) . Any dispute between Lessor and Lessee arising under the provisions of clause (4) of the preceding sentence shall be submitted to arbitration as provided in Section 33 below.

       4.3 Lessee shall observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including but not limited to zoning variances, special exceptions, and nonconforming uses), privileges, franchises, and concessions that now apply to the Premises or that have been granted to or contracted for by Lessor or Lessee in connection with any existing or presently contemplated use of the Premises or the Improvements.

       4.4  Lessee   shall  not   suffer  or  permit  the   Premises   or  the
Improvements or any portion to be used by the public, as such, without restriction or in such manner as might reasonably tend to impair Lessor's title to the Premises or Improvements or any portion, or in such manner as might reasonably make possible a claim or claims of adverse usage, adverse possession, or prescription by the public, as such, or of implied dedication, of the Premises or Improvements or any portion. Lessee acknowledges that Lessor does not consent, expressly or by implication, to the unrestricted use


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or possession of the whole or any portion of the Premises or  Improvements  by the public, as such.

       4.5 Lessor and Lessee agree that if and when any governmental or any other public authority requires the execution and delivery of any instrument to evidence or consummate the dedication of any street adjoining the Premises and/or if and when any governmental or any other public authority or any public utility company requires the execution and delivery of any rights of way, easements, and grants in, over, and along any such streets or in, over, under, or through the Premises (except any that may run under the Improvements) for the purpose of providing water, gas, steam, electricity, telephone, storm and sanitary sewer, or any other necessary or desirable service or facility for the benefit of the Premises or the Improvements, then both parties, without cost to either party, will execute, acknowledge, and deliver any such instrument or document as may be required.

Section 5.         Liens
       5.1 Lessee shall have no power to do any act or to make any contract that may create or be the foundation for any lien, mortgage, or other encumbrance on the reversion or other estate of Lessor or on any interest of Lessor in the Premises.

       5.2 Lessee shall not suffer or permit any liens to attach to the interest of Lessee in all or any part the Premises by reason of any work, labor, services, or materials done for, or supplied to, or claimed to have been done for or supplied to, Lessee or anyone occupying or holding an interest in all or any part of the Improvements on the Premises through or under Lessee. If any such lien shall at any time be filed against the Premises, Lessee shall cause the same to be discharged within the earlier of the time allowed by any of Lessor's mortgages, or within 60 days after the date of filing the same, by either payment, deposit, or bond.

     5.3 Nothing in this Lease shall be deemed to be, or be construed in any way as constituting, the consent or request of Lessor, express or implied, by inference or otherwise, to any person, firm, or corporation for the performance of any labor or the furnishing of any materials for any construction, rebuilding, alteration, or repair of or to the Premises or to the Improvements, or as giving Lessee any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that might in any way give rise to the right to file any lien against Lessor's interest in the Premises or against Lessor's interest, if any, in the Improvements. Lessee is not intended to be an agent of Lessor for the construction of Improvements on the Premises. Lessor shall have the right to post and keep posted at all reasonable times on the Premises and on the Improvements any notices that Lessor shall be required to post for the


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protection of Lessor and of the Premises and of the Improvements from any such lien. The foregoing shall not be construed to diminish or vitiate any rights of Lessee in this Lease to construct, alter, or add to the Improvements.

Section 6.         Taxes and Other Charges
       6.1   Lessee  shall  pay  and  discharge,  or  cause  to  be  paid  and discharged, before any fine, penalty, interest, or cost may be added for nonpayment, all real estate taxes, personal property taxes, privilege taxes, excise taxes, business and occupation taxes, gross sales charges, assessments (including, but not limited to, assessments for public improvements or benefits) , and all other governmental impositions and charges of every kind and nature whatsoever, whether or not now customary or within the contemplation of the parties and regardless of whether the same shall be extraordinary or ordinary, general, or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing which, at any time during the Term, shall be or become due and payable and which:

       6.1.1 Shall be levied, assessed, or imposed against the Premises or the Improvements or any interest of Lessor or Lessee under this Lease; or

       6.1.2   Shall  be  or  become   liens   against  the  Premises  or  the
Improvements or any interest of Lessor or Lessee under this Lease; or

       6.1.3 Shall be levied, assessed, or imposed on or against Lessor by reason of any actual or asserted engagement by Lessor or Lessee, directly or indirectly, in any business, occupation, or other activity in connection with the Premises or the Improvements; or

       6.1.4   Shall be levied,  assessed, or imposed on or in connection with
the  ownership,   leasing,   operation,   management,   maintenance,   repair,
rebuilding, use, or occupancy of the Premises or the Improvements;

under or by virtue of any present or future Legal Requirement, it being the intention of the parties that, insofar as the same may lawfully be done, Lessor shall be free from all such expenses and all such real estate taxes, personal property taxes, privilege taxes, excise taxes, business and occupation taxes, gross sales taxes, occupational license taxes, water charges, sewer charges, assessments, and all other governmental impositions and charges of every kind and nature whatsoever (all of such taxes, water charges, sewer charges, assessments, and other governmental impositions and charges that Lessee is obligated to pay being collectively called "Tax" or "Taxes")



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      6.2   Nothing  contained  in  this  Lease  requires  Lessee  to pay  any franchise, estate, inheritance, succession, capital levy, or transfer tax of Lessor, or any income, excess profits, or revenue tax, or any other tax, assessment, charge, or levy on the Rent payable by Lessee under this Lease; provided, however, that if at any time during the Term the methods of taxation prevailing at the commencement of the Term are altered so that in lieu of any Tax under this section there is levied, assessed, or imposed (1) a tax, assessment, levy, imposition, or charge, wholly or partially as a capital license fee measured by the Rent payable by Lessee under this Lease, then all such taxes, assessments, levies, impositions, or charges or the part so measured or based, shall be deemed to be included within the term Tax for the purposes of this Lease, to the extent that such Tax would be payable if the Premises were the only property of Lessor subject to such Tax, and Lessee shall pay and discharge the same as provided in respect to the payment of Taxes.

       6.3 If by law any Tax is payable, or may at the option of the taxpayer be paid, in installments, Lessee may, whether or not interest shall accrue on the unpaid balance, pay the same, and any accrued interest on any unpaid balance, in installments as each installment becomes due and payable, but in any event before any fine, penalty, interest, or cost may be added for nonpayment of any installment or interest.

       6.4 Any Tax relating to a fiscal period of the taxing authority, a part of which is within the Term and a part of which is before or after the Term, whether or not such Tax shall be assessed, levied, imposed, or become a lien on the Premises or the Improvements, or shall become payable, during the Term, shall be apportioned and adjusted between Lessor and Lessee so that Lessee shall pay only the portions that correspond with the portion of such fiscal periods included within the Term. With respect to any Tax for public improvements or benefits that by law is payable, or at the option of the taxpayer may be paid, in installments, Lessor shall pay the installments that become due and payable after the Term expires, and Lessee shall pay all such installments which become due and payable at any time during the Term.

       6.5 Lessee covenants to furnish to Lessor, within 30 days after the last date when any Tax must be paid by Lessee as provided in this section, official receipts, if such receipts are then available to Lessee, of the appropriate taxing authority, or other proof satisfactory to Lessor, evidencing payment.

       6.6 Lessee shall have the right at Lessee's expense to contest or review the amount or validity of any Tax or to seek a reduction in the assessed valuation on which any Tax is based, by appropriate legal proceedings. Lessee may defer payment of such contested Tax on condition, however, that if such contested Tax is not paid beforehand and if such legal


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proceedings  shall not operate to prevent the enforcement of the collection of the Tax so  contested  and shall not prevent  the sale of the  Premises or the
Improvements   to  satisfy  the  same,   then  before   instituting  any  such
proceedings Lessee shall furnish to Lessor and to any Permitted Leasehold Mortgagee (as defined below), if so required by the terms of its mortgage, a surety company bond, cash deposit, or other security reasonably satisfactory to Lessor and any such Permitted Leasehold Mortgagee, as security for the payment of such Tax, in an amount sufficient to pay such Tax, together with all interest and penalties in connection with such Tax and all charges that might be assessed against the Premises or the Improvements in the legal proceedings. Upon termination of such legal proceedings or at any time when Lessor or any such Permitted Leasehold Mortgagee shall determine the security to be insufficient for the purpose, Lessee shall forthwith, on demand, deliver to Lessor or such Permitted Leasehold Mortgagee additional security as is sufficient and necessary for the purpose, and on failure of Lessee so to do, the security originally deposited shall be applied to the payment, removal, and discharge of the Tax and the interest and penalties in connection with the Tax and the charges and costs accruing in such legal proceedings and the balance, if any, shall be paid to Lessee provided that there is then no uncured default under this Lease. In the event that such security shall be insufficient for this purpose, Lessee shall forthwith pay over to Lessor or to any such Permitted Leasehold Mortgagee an amount sufficient, together with the security originally deposited, to pay the same. Lessee shall not be entitled to interest on any money deposited pursuant to this section.

       6.7 Any contest as to the validity or amount of any Tax, or assessed valuation on which such Tax was computed or based, whether before or after payment, may be made by Lessee in the name of Lessor or of Lessee, or both, as Lessee shall determine, and Lessor agrees that it will, at Lessee's expense, cooperate with Lessee in any such contest to such extent as Lessee may reasonably request, it being understood, however, that Lessor shall not be subject to any liability for the payment of any costs or expenses in connection with any proceeding brought by Lessee, and Lessee covenants to indemnify and save Lessor harmless from any such costs or expenses. Lessee shall be entitled to any refund of any such Tax and penalties or interest that have been paid by Lessee or by Lessor and reimbursed to Lessor by Lessee.

       6.8 The parties shall use reasonable efforts to see that all communications from the governmental authorities respecting Taxes are sent directly by such authorities to Lessor. Lessor shall forward any and all communications to Lessee within 48 hours of Lessor's receipt. The certificate, advice, receipt, or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Tax or nonpayment of such Tax shall be prima facie evidence that such Tax is due and


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unpaid  or has  been  paid  at the  time of the  making  or  issuance  of such certificate, advice, receipt, or bill.

Section 7.  Insurance
       7.1 Lessee, at Lessee's sole cost and expense, shall maintain, for the mutual benefit of Lessee, Lessor, and any Permitted Leasehold Mortgagee, casualty insurance covering loss or damage by fire, and other risks as may be embraced within all-risk insurance insuring the full replacement cost (excluding foundation and excavation cost) of the Improvements. If all-risk insurance becomes unavailable, then Lessee shall insure the Improvements with such coverage as is customary from time to time for comparable first-class buildings in the Salem, Oregon metropolitan area. The amount of such insurance policy shall be increased from time to time as the full replacement cost of the Improvements increases. Any dispute regarding insurance matters shall be arbitrated by the parties.

       In the event of any casualty damage to the Improvements, Lessor may make proof of loss if Lessee fails to do so within 15 days of the casualty and after 10 days' written notice from Lessor of its intent to do so. Unless the casualty occurs within five years of the Expiration Date of this Lease, Lessee shall promptly repair or replace the damaged and destroyed Improvements in substantially the form on the date of the casualty or in a manner reasonably satisfactory to Lessor. Lessee may use the Proceeds to pay for the cost of repair, restoration or replacement of the Improvements. Any proceeds not used for the repair, restoration, or replacement of the Improvements shall be distributed on the same basis as any condemnation proceeds pursuant to the provisions of Section 16.2 below. If the damage occurs within five (5) years of the Expiration Date of this Lease, and the cost of repairing such damage is more than 50% of the assessed real market value of the Improvements, then Lessee shall have the option of terminating this Lease. If the damage occurs within one (1) year of the Expiration Date of this Lease, and the cost of repairing such damage is more than 25% of the assessed real market value of the Improvements, then either party shall have the option of terminating this Lease. In the event the Lease is so terminated within five (5) years of the Expiration Date, Lessee shall then, at the election of Lessor, promptly remove all debris and restore the Premises to the condition in existence at the time of the initial letting, including compaction necessary to meet the criteria specified in this Lease. All Proceeds in excess of the amount required to pay the remaining balance, if any, on the Permitted Leasehold Mortgages and to remove all debris may be retained by the Lessor. Any dispute regarding the distribution of Proceeds shall be arbitrated.

       7.2 Lessee, at its expense, shall maintain at all times during the Term of this Lease public liability insurance in respect of the Premises and the conduct or operation of its business, with Lessor as additional insured, with $2,000,000 minimum combined single-limit coverage, or its equivalent. All casualty insurance policies shall include contractual liability, severability of interest, and cross-liability endorsements. When Lessee conducts demolition or excavation work, the exclusions now customarily referred to as the X, C, and U exclusions shall be deleted from Lessee's liability insurance. Lessee shall deliver to Lessor and any additional named insured such fully paid-for policies or certificates of insurance, in a form satisfactory to Lessor, issued by the insurance company or its authorized agent, at least 10 days before the Commencement Date. Lessee shall procure and pay for renewals of such insurance from time to time before the expiration, and Lessee shall deliver to Lessor and any additional named insured such renewal policy or certificate at least 30 days before the expiration of any existing policy. All insurance policies shall contain provisions whereby (1) losses shall be payable despite the negligence of any person having an insurable interest in the Improvements; (2) the Proceeds will be paid in accordance with the terms of this Lease; and (3) the policies cannot be canceled unless Lessor and any additional named insured are given at least 20 days' prior written notice of such cancellation or modification.

       7.3 All insurance policies shall be written as primary policies and shall not be contributing with or be in excess of the coverage that either Lessor or Lessee may carry. All such insurance policies shall be issued in the name of Lessee, with Lessor and any Permitted Leasehold Mortgagee being included in the insurance policy definition of who is an additional insured, shall contain a standard mortgagee's clause in form satisfactory to the Permitted Leasehold Mortgagees, and shall be primary to any insurance available to Lessor.

       7.4 All policies of insurance shall be issued by good, responsible companies, reasonably acceptable to Lessor and any Permitted Leasehold
Mortgagee  and that are  qualified  to do  business  in the  State of  Oregon.
Executed copies of such policies of insurance shall be delivered to any Permitted Leasehold Mortgagee and certificates shall be delivered to Lessor within 30 days after the Building is completed and thereafter within 30 days before the expiration of the term of each such policy. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Lessee in like manner and to like extent. All policies of insurance must contain a provision that the company writing the policy will give Lessor and any Permitted Leasehold Mortgagee 30 days' written notice in advance of any cancellation, substantial change of coverage, or the effective date of any reduction in amount of insurance.

       7.5 The obligations of Lessee to carry the insurance provided for may be brought within the coverage of a so-called blanket policy or policies of insurance; provided, however:

     7.5.1 That the coverage afforded will not be reduced or diminished by reason of the use of such blanket policy of insurance;

     7.5.2 That the requirements set forth are otherwise satisfied; and

     7.5.3 That, as to all insurance, Lessor and any Permitted Leasehold Mortgagee shall be named as additional insured.

       7.6 Lessor may from time to time, but not more frequently than once every three years, require that the amount of public liability insurance to be maintained by Lessee under Section 7.2 be increased so that the amount adequately protects Lessor's interest based on amounts of coverage required of comparable tenants in comparable buildings.

Section 8.         Lessor's Right to Perform Lessee's Covenants
       8.1 If Lessee at any time fails to pay any Tax in accordance with the provisions of this Lease or fails to make any other payment or perform any other act on its part to be made or performed, then Lessor, after 10 days' notice to Lessee (or without notice in case of an emergency) and without waiving or releasing Lessee from any obligation of Lessee contained in this Lease or from any default by Lessee and without waiving Lessor's right to take such action as may be permissible under this Lease as a result of such default, may (but shall be under no obligation to)

     8.1.1 Pay any Tax payable by Lessee pursuant to the provisions of this Lease; or

     8.1.2 Make any other payment or perform any other act on Lessee's part to be made or performed as provided in this Lease, and may enter the Premises and the Improvements for any such purpose, and take all such action, as may be necessary.

       8.2 All sums so paid by Lessor and all costs and expenses incurred by Lessor, including reasonable attorney fees, in connection with the performance of any such act, together with, if Lessee does not pay the same within the 30-day period after notice from Lessor, interest from the date of such payment or incurrence by Lessor of such cost and expense until paid, at the annual rate of 12%, shall constitute Additional Rent payable by Lessee under this Lease and shall be paid by Lessee to Lessor on demand.

Section 9.  Compliance with Legal Requirements
       9.1 Throughout the Term, Lessee shall promptly comply with all Legal Requirements that may apply to the Premises or to the use or manner of uses of the Premises or the Improvements or the owners or users of the Improvements, whether or not the Legal Requirements affect the interior or exterior of the Improvements, necessitate structural changes or improvements, or interfere with the use and enjoyment of the Premises or the Improvements, and whether or not compliance with the Legal Requirements is required by reason of any condition, event, or circumstance existing before or after the Term commences. Lessee shall pay all costs of compliance with Legal Requirements, but Lessee shall have the right to cease occupation or use of, or to demolish or remove, all or any part of the Premises or the Improvements in lieu of compliance with any Legal Requirement that may require expenditures on behalf of Lessee for continued use or occupation of the Premises.

       9.2 Lessee shall have the right, after prior written notice to Lessor, to contest by appropriate legal proceedings, diligently conducted in good faith, in the name of Lessee or Lessor or both, without cost or expense to Lessor, the validity or application of any Legal Requirement subject to the following:

     9.2.1 If, by the terms of any Legal Requirement, compliance may legally be delayed pending the prosecution of any such proceeding without the incurrence of any lien, charge, or liability of any kind against all or any part of the Premises or the Improvements and without subjecting Lessee or Lessor to any liability, civil or criminal, for failure to comply, Lessee may delay compliance until the final determination of such proceeding; or

     9.2.2 If any lien, charge, or civil liability would be incurred by reason of any such delay, Lessee nevertheless may contest the matter and delay compliance, provided that such delay would not subject Lessor to criminal liability or fine, and Lessee

       9.2.2.1 Furnishes to Lessor security, reasonably satisfactory to Lessor, against any loss or injury by reason of such contest or delay, and

       9.2.2.2 Prosecutes the contest with due diligence.

       9.3 Lessor shall execute and deliver any appropriate papers that may be necessary or proper to permit Lessee to contest the validity or application of any Legal Requirement, provided all the requirements of this section have been satisfied by Lessee and Lessor will incur no cost.

       9.4 Notwithstanding any other provision in this Lease, Lessee shall have no obligation to remediate or otherwise cause the removal of any Hazardous Substance existing on the Premises on the date of this Lease. If such Hazardous Substance is found, Lessee shall immediately notify Lessor who shall, at Lessor's election, either pay all costs associated with remediation or removal of the Hazardous Substance, or, alternatively, terminate this Lease and pay to Lessee the value of its improvements as determined through appraisal. If the cost of remediation is less than or equal to $100,000.00, and if Lessor elects to terminate this Lease, Lessee may elect to continue the lease in effect and shall then be entitled to pay all costs associated with the remediation or removal of the Hazardous Substance, not to exceed $100,000, and may offset the costs so incurred against the rent, except that in no case may more than 40% of the minimum monthly rent be offset in any calendar month.

Section 10.        Repairs and Maintenance
       Lessee shall maintain, repair, and replace the Premises and the Improvements as necessary to keep them in good order, condition, and repair throughout the entire Term. Lessee's obligations shall extend to both structural and nonstructural items and to all maintenance, repair, and replacement work, including but not limited to unforseen and extraordinary items. Lessor shall maintain the common areas of the development in good order, condition, and repair throughout the entire Term. All aspects of maintaining the parking area, including but not limited to landscaping, cleaning, and lighting shall be governed by a Reciprocal Easement Agreement recorded in the deed records of Marion County, Oregon and related to the Premises.

Section 11.        Alterations, Additions, and New Improvements
       The term Modifications means any demolition, improvement, alteration, change, or addition, of, in, or to all or any part of the Premises or the Improvements. The term Minor Modifications shall mean any Modifications costing less than $75,000, and the term Major Modifications shall mean any and all Modifications other than Minor Modifications. Multiple Modifications occurring within a period of 365 days shall be deemed a single Modification for the purposes of applying the provisions contained in this section. At any time during the Term and at Lessee's own cost and expense, Lessee may make or permit to be made any Minor Modifications, provided there is no existing and unremedied default on the part of Lessee, of which Lessee has received notice of default, under any of the terms, covenants, and conditions of this Lease. Major Modifications shall require the prior consent of the Lessor. All salvage material in connection with any Modification that Lessee is permitted to make shall belong to Lessee. Not withstanding any other provision of this Section, no modification of the improvements on the Premises shall occur without Lessor's prior written consent which would (i) alter the exterior of the building, or (ii) alter the footprint of the building on the ground or
(iii) require the elimination of any parking area. Landlord's consent to a Major Modification shall not be unreasonably withheld, delayed or conditioned.

Section 12. Title to Improvements
       Title to Improvements shall be and remain in Lessee until the expiration of the Term, unless this Lease is terminated sooner as provided. Upon such expiration or sooner termination, title to the Improvements shall automatically pass to, vest in, arid belong to Lessor without further action on the part of either party and without cost or charge to Lessor. During the Term, Lessee shall be entitled for all taxation purposes to claim cost recovery deductions and the like on the Improvements.

Section 13.       No Waste
       Lessee shall not do or suffer any waste or damage, disfigurement, or injury to the Premises or the Improvements. Demolition of all or any part of the Improvements done in accordance with the requirements of Section 11 above shall not be considered prohibited by the terms of this section.

Section 14.        Inspection and Access
       14.1 Lessee shall permit Lessor, any Permitted Leasehold Mortgagee, or the authorized representative of any of them to enter the Premises arid the Improvements at all reasonable times, and after reasonable notice, during usual business hours for the purposes of inspecting the same and making any repairs or performing any work that Lessee has neglected or refused to make in accordance with the terms, covenants, and conditions of this Lease. Nothing in this Lease shall imply any duty or obligation on the part of Lessor to do any such work or to make any Improvements of any kind whatsoever to the Premises (including, but not limited to, repairs and other restoration work made necessary due to any fire, other casualty, or partial condemnation, irrespective of the sufficiency or availability of any fire or other insurance proceeds, or any award in condemnation, which may be payable) The performance of any work by Lessor shall not constitute a waiver of Lessee's default in failing to perform the same.

       14.2 During the progress of any work on the Premises or the Improvements performed by Lessor pursuant to the provisions in this section, Lessor may keep and store on the Premises all necessary materials, tools, supplies, and equipment. Lessor shall not be liable for inconvenience, annoyance, disturbance, loss of business, or other damage of Lessee or any user by reason of making such repairs or performing any such work, or on account of bringing materials, tools, supplies, and equipment onto the Premises or into the Improvements during the course of the work and the obligations of Lessee under this Lease shall not be affected by the work.

       14.3 Lessor shall have the right to enter on the Premises and the Improvements at all reasonable times during usual business hours for the purpose of showing the same to prospective purchasers of Lessor's interest and, at any time within two years before the Term expires, for the purpose of showing the same to prospective Lessees.

       14.4 Except in the event of emergency repairs, all entry to the Premises by Lessor shall require at least 24 hours' advance notice to Lessee. In the event of any emergency repairs, Lessor shall use reasonable efforts to give Lessee the earliest possible notice of the same.

       14.5 If Lessor constructs or causes to be constructed any Improvements adjacent to the Premises for Lessor's benefit, Lessee shall afford to the person or persons constructing the Improvements the right to enter on the Premises for the purpose of doing such work as such person or persons shall consider to be necessary to preserve any of the walls or structures of the Improvements on the Premises from injury or damage and to support the same by proper foundations.

       Lessee shall not, by reason of any such work, have any claim against Lessor for damages or indemnity or for suspension, diminution, abatement, or reduction of Rent under this Lease.

Section 15. Lessor's Exculpation and Indemnity
       15.1 Lessee is and shall be in exclusive control of the Premises and of the Improvements, and Lessor shall not in any event whatsoever be liable for any injury or damage to any property or to any person happening on, in, or about the Premises or the Improvements or any injury or damage to the Premises or the Improvements or to any property, whether belonging to Lessee or to any other person, caused by any fire, breakage, leakage, defect, or bad condition in any part or portion of the Premises or of the Improvements, or from steam, gas, electricity, water, rain, or snow that may leak into, issue, or flow from any part of the Premises or the Improvements from the drains, pipes, or plumbing work of the same, or from the street, subsurface, or any place or quarter, or due to the use, misuse, or abuse of all or any of the Improvements or from any kind of injury that may arise from any other cause whatsoever on the Premises or in or on the Improvements, including defects in construction of the Improvements, latent or otherwise.

       15.2 Lessee shall indemnify and hold Lessor harmless against and from all liabilities, obligations, damages, penalties, claims, costs, charges, and expenses, including reasonable architect and attorney fees, that may be imposed on or incurred by or asserted against Lessor by reason of any of the following occurrences during the Term:

       15.2.1 Any work or thing done in, on, or about all or any part of the Premises or the Improvements by Lessee or any party other than Lessor;

       15.2.2 Any use, nonuse, possession, occupation, condition, operation, maintenance, or management of all or any part of the Premises or the Improvements or any adjacent alley, sidewalk, curb, vault, passageway, or space;

       15.2.3 Any negligence on the part of Lessee or any of its agents, contractors, servants, employees, sublessees, licensees, or invitees;

       15.2.4 Any accident, injury, or damage to any person or property occurring in, on, or about the Premises or the Improvements; or

       15.2.5 Any failure on the part of Lessee to perform or comply with any of the covenants, agreements, terms, provisions, conditions, or limitations contained in this Lease on its part to be performed or complied with.

       15.3 In case any action or proceeding is brought against Lessor by reason of any such claim, Lessee upon written notice from Lessor shall, at Lessee's expense, resist or defend such action or proceeding by counsel approved by Lessor in writing, which approval shall not be unreasonably withheld. Lessor shall not make any claim against Lessee with respect to any of such risks as to which Lessee has furnished Lessor with insurance policies or certificates of insurance evidencing coverage of such risks unless and until the insurer fails or refuses to defend and/or pay all or any part of a third-party claim.

Section 16.        Condemnation
       16.1 If all the Premises and the Improvements are taken or condemned, by right of eminent domain or by purchase in lieu of condemnation, or if such portion of the Premises or the Improvements shall be so taken or condemned that the portion remaining is not sufficient and suitable, in Lessee's sole judgment (subject, however, to any rights of any Permitted Leasehold
Mortgagee) , to permit the restoration of the Improvements following such taking or condemnation, then this Lease and the Term, at Lessee's option, shall cease and terminate as of the date on which the condemning authority takes possession (any taking or condemnation of the land described in this section being called a "Total Taking"), and the Minimum Rent and Additional Rent shall be apportioned and paid to the date of such total taking.

       16.2 If this Lease expires and terminates as a result of a Total Taking, the rights and interests of the parties shall be determined as follows:

       16.2.1 The total award or awards for the Total Taking shall be apportioned and paid in the following order of priority:

       16.2.1.1 Lessor shall have the right to and shall be entitled to receive directly from the condemning authority, in its entirety and not subject to any trust, that portion of the award, which is defined and referred to as the "Land Award," and neither Lessee nor any Permitted Leasehold Mortgagee shall be entitled to receive any part of the Land Award. The term Land Award shall mean that portion of the award in condemnation or change of grade proceedings that represents the fair market value of the Premises, considered as vacant, unimproved but encumbered by this Lease, the consequential damage to any part of the Premises that may not be taken, the diminution of the assemblage or plottage value of the Premises not so taken and all other elements and factors of damage to the Premises; but in all events such damage or valuation shall take into consideration that the Premises is encumbered by this Lease;

       16.2.1.2 Lessee shall have the right to and shall be entitled to receive directly from the condemning authority, subject, however, to the rights of the Permitted Leasehold Mortgagees, that portion of the award referred to as the "Leasehold Award." The term Leasehold Award shall mean that portion of the award in condemnation proceedings that represents the fair market value of Lessee's interest in the Improvements and the fair market value of Lessee's leasehold estate as so taken and, provided this Lease is not terminated as a result of such condemnation or taking, the consequential damages to any part of the Improvements.

       16.2.1.3 It is the intent of the parties that the Land Award and Leasehold Award will equal the total amount of the awards respecting a total taking.

       16.2.2 If the court or such other lawful authority as may be authorized to fix and determine the awards fails to fix and determine, separately and apart, the Land Award and the Leasehold Award, such awards shall be determined and fixed by written agreement mutually entered into by and among Lessor, Lessee, and First Leasehold Mortgagee, if any, and if an agreement is not reached within 20 days after the judgment or decree is entered in the proceedings, the controversy shall be resolved in the same court as the condemnation action is brought, in such proceedings as may be appropriate for adjudicating the controversy; and

       16.2.3 If the condemning authority refuses or otherwise fails to deduct from the Leasehold Award any Rent or other money due from Lessee to Lessor and to pay same directly to Lessor, then Lessee and the First Leasehold Mortgagee, if any, shall execute and deliver to Lessor a written and acknowledged assignment of such amount payable out of such Leasehold Award, and if, nevertheless, the full amount of the Leasehold Award is paid to Lessee or the First Leasehold Mortgagee, if any, the recipient shall hold in trust for Lessor and pay over to Lessor forthwith on the receipt of the award the amount or amounts so due.

       16.3 If, during the Term, there is a taking or condemnation of the Premises or the Improvements that is not a total taking and not a temporary taking of the kind described below, or in the event of the change in the grade of the streets or avenues on which the Premises abuts, this Lease and the Term shall not cease or terminate but shall remain in full force and effect with respect to the portion of the Premises and of the Improvements not taken or condemned (any taking or condemnation or change of grade of the kind described in this Section being referred to as a "Partial Taking") , and in such event:

       16.3.1      The  total  award  or  awards  for  the  taking   shall  be
apportioned and paid in the following order of priority:

       16.3.1.1 Lessor shall have the right to and shall be entitled to receive directly from the condemning authority, in its entirety and not subject to any trust, that portion of the award that equals the Land Award, and neither Lessee nor any Permitted Leasehold Mortgagee shall be entitled to receive any part of the award; and

       16.3.1.2 If at the time of such taking there is a First Leasehold Mortgage held by a Lending Institution, then such Lending Institution, or, if there is no such First Leasehold Mortgage, then Lessee, shall have the right to and shall be entitled to receive directly from the condemning authority the balance of the award, to be applied by the recipient as it shall deem appropriate.

       16.4 In the event of a taking of all or a part of the Premises or the Improvements for temporary use, this Lease shall continue without change, as between Lessor and Lessee, and Lessee shall be entitled to the entire award made for such use; provided that Lessee shall be entitled to file and prosecute any claim against the condemner for damages and to recover the same, for any negligent use, waste, or injury to the Premises or the Improvements throughout the balance of the then-current Term. The amount of damages so recovered shall belong to Lessee.

       16.5 In the event of any dispute between Lessee and Lessor with respect to any issue of fact arising out of a taking mentioned in this section, such dispute shall be resolved by the same court in which the condemnation action is brought, in such proceedings as may be appropriate for the adjudicating the dispute.

Section 17. Assignment and Subletting
       17.1 Until the Project is substantially completed, Lessee shall not sell, assign, or in any other manner transfer this Lease or any interest in this Lease or the estate of Lessee under this Lease without the prior consent of Lessor, which consent shall not be unreasonably withheld or delayed. After the Project is completed, there shall be no restriction on Lessee's right to sell, assign, or in any manner transfer this Lease or any interest in this Lease or the estate of Lessee or rent, sublet, sublease, or underlet the Premises or the Improvements, except as set forth below.

       17.2 Lessee shall have the right to sublet portions of the Improvements at any time and from time to time, but only for a term or terms that shall expire before the expiration of the Term, and provided that each such sublease shall be in writing and shall be subject and subordinate to the rights of Lessor under this Lease. The use of the subtenant shall be subject to the approval of Landlord as required in Section 4.

       17.3 When this Lease terminates, Lessor shall recognize and not disturb the quiet enjoyment of any sublessee if (1) the sublease is then free from default; (2) the sublease is in all material respects in the form of sublease approved by Lessor; and (3) the sublessee executes the attornment agreement described below in this section. As a condition of Lessor's nondisturbance of the sublessee, it shall deliver to Lessor an attornment agreement confirming that the sublessee will attorn to Lessor and recognize it as the sublessee's Lessor under the terms of the sublease. Upon such attornment and satisfaction of the other nondisturbance requirements set forth above, the sublease shall continue in full force and effect as a direct lease between the sublessee and Lessor on all the terms, conditions, and covenants as are set forth in the sublease except that Lessor shall not (1) be liable for any previous act or omission of the sublessor; (2) be subject to any offset, deficiency, or defense that shall have accrued to the sublessee against the sublessor; (3) be bound by any previous prepayment of more than one month's rent unless such modification or prepayment shall have been expressly approved in writing by Lessor; or (4) be liable for commencing or completing any construction or any contribution toward construction or installation of any improvements on the Premises required under the sublease, or any expansion or rehabilitation of existing improvements on the Premises, or for restoring improvements following any casualty not required to be insured under this Lease, or for the costs of any restoration in excess of the proceeds recovered under any insurance required to be carried under this Lease. On request, Lessor shall confirm in a separate written agreement with any qualified sublessee the nondisturbance obligation of Lessor as set forth in this section.

Section 18. Representations of Lessor
       Lessor represents to Lessee as follows:

       18.1 Lessor has no notice of any liens to be assessed against the Premises.

       18.2 To the best knowledge of Lessor, there is no violation of any Legal Requirements related to the Premises that will be existing on the date Lessee's construction begins.

       18.3 The execution, delivery, and performance of this Lease by Lessor will not result in any breach of, or constitute any default under, or result in the imposition of, any lien or encumbrance on the Premises under any agreement or other instrument to which Lessor is a party or by which Lessor is bound.

       18.4 To the best of Lessors knowledge, there are no legal actions, suits or other legal or administrative proceedings (except a currently pending lot line adjustment previously disclosed to Lessee) , including condemnation cases, pending or threatened against the Premises, and Lessor is not aware of any fact that might result in any such action, suit, or other proceeding.

       18.5 Lessor has no information or knowledge of any action by adjacent landowners, or natural or artificial condition on the Premises that would limit, or impede the Lessee's project.

Section 19. Default; Remedies
       19.1 The occurrence of any one or more of the following events of default constitutes a breach of this Lease by Lessee:

       19.1.1 If Lessee defaults in the payment of Rent due and payable by Lessee, and such default continues for 10 days after Lessor has given Lessee a notice specifying the same; or

       19.1.2 If Lessee, whether by action or inaction, is in default of any of its obligations under this Lease (other than a default in the payment of Rent by Lessee) and such default continues and is not remedied within 60 days after Lessor has given Lessee a notice specifying the same, or, in the case of a default that can be cured but not within a period of 60 days, if Lessee has not (1) commenced curing such default within such 60-day period;
(2) notified Lessor of Lessee's intention to cure the default; or (3) continuously and diligently completed the cure of the default.

       19.2 During any 12-month period, Lessee shall be entitled to only two notices pursuant to Section 19.1.1. Thereafter, nonpayment of rent within ten
(10) days after the due date shall be an event of default without further notice to Lessee.

       19.3 Upon the occurrence of an event of default, Lessor may exercise any one or more of the remedies set forth in this section or any other remedy available under applicable law or contained in this Lease:

       19.3.1 Lessor or Lessor's agents and employees may immediately or at any time thereafter reenter the Premises either by summary eviction proceedings or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution, or damages, and may repossess the same, and may remove any person from the Premises, to the end that Lessor may have, hold, and enjoy the Premises.

       19.3.2 Lessor may relet the whole or any part of the Premises from time to time, either in the name of Lessor or otherwise, to such Lessees, for such terms ending before, on, or after the expiration date of the Lease Term, at such rentals and on such other conditions (including concessions and free rent) as Lessor may determine to be appropriate. To the extent allowed under Oregon law, Lessor shall have no obligation to relet all or any part of the Premises and shall not be liable for refusal to relet the Premises, or, in the event of such reletting, for refusal or failure to collect any rent due on such reletting; and any action of Lessor shall not operate to relieve Lessee of any liability under this Lease or otherwise affect such liability. Lessor at its option may make such physical changes to the Premises as Lessor, in its sole discretion, considers advisable and necessary in connection with any such reletting or proposed reletting, without relieving Lessee of any liability under this Lease or otherwise affecting Lessee's liability.

       19.3.3 Whether or not Lessor retakes possession or relets the Premises, Lessor has the right to recover its damages, including without limitation all lost rentals, all legal expenses, all costs incurred by Lessor in restoring the Premises or otherwise preparing the Premises for reletting, and all costs incurred by Lessor in reletting the Premises.

       19.3.4 To the extent permitted under Oregon law, Lessor may sue periodically for damages as they accrue without barring a later action for further damages. Lessor may in one action recover accrued damages plus damages attributable to the remaining Lease Term equal to the difference between the Rent reserved in this Lease for the balance of the Lease Term after the time of award, and the fair rental value of the Premises for the same period, discounted at the time of award at a reasonable rate not to exceed 10% per annum. If Lessor has relet the Premises for the period that otherwise would have constituted all or part of the unexpired portion of the Term, the amount of rent reserved on such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

       19.4 No failure by Lessor to insist on the strict performance of any agreement, term, covenant, or condition of this Lease or to exercise any right or remedy consequent upon a breach, and no acceptance of full or partial Rent during the continuance of any such breach, constitutes a waiver of any such breach or of such agreement, term, covenant, or condition. No agreement, term, covenant, or condition to be performed or complied with by

Lessee, and no breach by Lessee, shall be waived, altered, or modified except by a written instrument executed by Lessor. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant, and condition of this Lease shall continue in full force and effect with respect to any other then-existing or subsequent breach.

       19.5 Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Lessor or Lessee of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the party in question of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

Section 20.        No Abatement of Rent
       20.1 Except as otherwise specifically provided in this Lease, no abatement, refund, diminution, or reduction of Rent or other compensation shall be claimed by or allowed to Lessee, or any person claiming under it, under any circumstances, whether for inconvenience, discomfort, interruption of business, or otherwise, arising from work on Improvements, by virtue or because of Legal Requirements, or the occurrence of any matters referred to in Sections 7 (casualty damage) and 16 (condemnation) of this Lease, or for any other reason, cause, or occurrence.

       20.2 Unless caused by Lessor, if any adjoining Building or structure encroaches on the Premises, no claim, demand, or objection of any kind shall be made by Lessee against Lessor by reason of such encroachments; no claim for abatement of Rent due under this Lease shall be made by reason of such encroachments or acts of, or in connection with, removal of the encroachments. The rights, liabilities, and obligations of the parties shall be the same as if there were no encroachments. In any related legal proceedings, the Premises may properly and without prejudice be described according to the description previously used without reference to any such encroachments. Lessor agrees to cooperate with Lessee in any proceedings sought by Lessee to remove such encroachments, provided such cooperation does not cause Lessor to incur any expense.

Section 21. Transfer of Interest by Lessor
       Lessor may sell, exchange, assign, transfer, convey, contribute, distribute, or otherwise dispose of all or any part of its interest (called "Lessor's Interest") in the Premises or this Lease (including but not limited to Lessor's reversion) . Upon any transfer of the Lessor's interest, the new owner of the Lessor's interest shall be deemed for all purposes the Lessor and the existing Lessor shall be released from all liability under this Lease except liability for any default of the Lease existing on the date of assignment.

Section 22.       Tenant's Abandonment of the Premises
       If Lessee shall abandon the Premises for a period in excess of 180 days, Lessor shall have the Option to purchase Lessee's Improvements on the Premises. The Improvements shall be purchased at a price determined by appraisal as set forth herein. Lessor shall notify Lessee of its election to purchase the Premises in writing at any time after the 180 day period and before Lessee is subject to a binding contract to sell the improvements to others. If the parties are unable to agree on a price and go through the appraisal process, Lessor may decline to close the sale, in which event the Lessor shall pay the entire costs of the appraisal. Closing shall occur within 60 days after Lessor's notice of exercise of its option. Lessee's obligations under this Lease shall terminate at closing. Lessee shall provide to Lessor a preliminary title report to show the condition of the title to the Improvements at least thirty (30) days prior to the date set for closing. At closing, Lessee shall provide to Lessor a special warranty deed which shall warrant the real property and Improvements free of all claims or encumbrances except those existing on the date of this Lease and those claimed by, through or under the Lessor.

Section 23. Option to Extend Lease
       The Term may be extended, at the option of Lessee, for two additional periods of ten (10) years each. Each option shall be exercised by Lessee giving written notice to Lessor not more than 24 months nor less than 12 months before the initial Term expires. Such extended Term shall be on the same terms, covenants, and conditions as provided in this Lease for the initial Term, except the Minimum Rent. Minimum Rent for the renewal terms shall be determined by appraisal of the real property (less improvements constructed by Lessee under this Lease). The Minimum Rent shall equal the appraised value of the real property with an annual capitalization rate of 11.5%, provided however, the monthly Minimum Rent shall not be less than the monthly Minimum Rent for the Premises for the month immediately prior the commencement of the renewal term. Minimum Rent during the renewal term shall be adjusted as provided in Section 3.5, above. Payment of all additional charges required to be made by Lessee as provided in this Lease for the initial Term shall continue to be made during the extended Term.

Section 24. Lessor's Right to Encumber
       Lessor, during the Term, may encumber, mortgage, pledge, or otherwise hypothecate its fee simple interest in the Premises.

Section 25. Nonmerger
       There shall be no merger of this Lease, or of the leasehold estate created by this Lease, with the fee estate in the Premises by reason of the fact that this Lease, the leasehold estate created by this Lease, or any interest in this Lease or in any such leasehold estate, may be held, directly or indirectly, by or for the account of any person who shall own the fee estate in the Premises or any interest in such fee estate, and no such merger shall occur unless and until all persons at the time having an interest in the fee estate in the Premises and all persons (including all Permitted Leasehold Mortgagees) having an interest in this Lease, or in the leasehold estate created by this Lease, shall join in a written instrument effecting such merger and shall duly record the same.

Section 26. Quiet Enjoyment
       Lessee, on paying the Rent and observing and keeping all covenants, agreements, and conditions of this Lease on its part to be kept, shall quietly have and enjoy the Premises during the Term without hindrance or molestation by anyone claiming by, through, or under Lessor as such, subject, however, to the exceptions, reservations, and conditions of this Lease.

Section 27. Surrender
       27.1 Except as otherwise provided, Lessee, on the last day of the Term, shall surrender and deliver up the Premises and all Improvements to the possession and use of Lessor without fraud or delay, free and clear of all lettings and occupancies other than subleases then terminable at the option of Lessor or subleases to which Lessor shall have specifically consented, and free and clear of all liens and encumbrances other than those, if any, presently existing or created or suffered by Lessor, without any payment or allowance whatever by Lessor on account of any Improvements on the Premises.

       27.2 When furnished by or at the expense of Lessee or any sublessee, furniture, fixtures, and equipment may be removed by Lessee at or before this Lease terminates, provided, however, that the removal will not injure the Premises or the Improvements or necessitate changes in or repairs to the same. Lessee shall pay or cause to be paid to Lessor the cost of repairing any damage arising from such removal and restoration of the Premises and/or the Improvements to their condition before such removal.

       27.3 Any personal property of Lessee or any sublessee that shall remain on the Premises after the termination of this Lease and the removal of Lessee or such sublessee from the Premises may, at the option of Lessor, be deemed to have been abandoned by Lessee or such sublessee and may either be retained by Lessor as its property or be disposed of, without accountability, in such manner as Lessor may see fit, or if Lessor gives written notice to Lessee to such effect, such property shall be removed by Lessee at Lessee's sole cost and expense. If this Lease terminates early for any reason other than the default of Lessee then, anything to the contrary notwithstanding, Lessee or any sublessee shall have a reasonable time thereafter to remove its personal property.

       27.4 Lessor shall not be responsible for any loss or damage occurring to any property owned by Lessee or any sublessee.

       27.5 The provisions of this section shall survive any termination of this Lease.

Section 28. Invalidity of Particular Provisions
       If any term or provision of this Lease or the application of the Lease to any person or circumstances is, to any extent, invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

Section 29. No Representations
       Lessee acknowledges that it has examined the Premises and that no representations as to the condition of the Premises have been made by Lessor or any agent or person acting for Lessor (except as expressly provided in this Lease) . Before any construction commences on the Premises, Lessee shall conduct tests of the subsurface and soil conditions to ascertain the suitability of the Premises for the contemplated Project and shall furnish such fill and take such other steps as may be required before the commencement of construction. Lessor shall have no liability because of, or as a result of, the existence of any subsurface or soil condition, either on the Premises or on adjacent land, that might affect Lessee's construction.

Section 30. Estoppel Certificate
       Either party, within 10 days after a request from time to time made by the other party and without charge, shall give a certification in writing to any person, firm, or corporation reasonably specified by the requesting party stating (1) that this Lease is then in full force and effect and unmodified, or if modified, stating the modifications; (2) that Lessee is not in default in the payment of Rent to Lessor, or if in default, stating such default; (3) that as far as the maker of the certificate knows, neither party is in default in the performance or observance of any other covenant or condition to be performed or observed under this Lease, or if either party is in default, stating such default; (4) that as far as the maker (if Lessor) of the certificate knows, no event has occurred that authorized, or with the lapse of time will authorize, Lessee to terminate this Lease, or if such event has occurred, stating such event; (5) that as far as the maker of the certificate knows, neither party has any offsets, counterclaims, or defenses, or, if so, stating them; (6) the dates to which Rent have been paid; and (7) any other matters that may be reasonably requested by the requesting party.

Section 31.        Force Majeure
       If the performance by either of the parties of their respective obligations under this Lease (excluding monetary obligations) is delayed or prevented in whole or in part by any Legal Requirement (and not attributable to an act or omission of the party), or by any acts of God, fire or other casualty, floods, storms, explosions, accidents, epidemics, war, civil disorders, strikes or other labor difficulties, shortage or failure of supply of materials, labor, fuel, power, equipment, supplies or transportation, or by any other cause not reasonably within the party's control, whether or not specifically mentioned, the party shall be excused, discharged, and released of performance to the extent such performance or obligation (excluding any monetary obligation) is so limited or prevented by such occurrence without liability of any kind.

Section 32. Notices
       32.1 Any notice required or permitted by the terms of this Lease shall be deemed given if delivered personally to an officer of the party to be notified or sent by United States registered or certified mail, postage prepaid, return-receipt requested, and addressed as follows:

       If to Lessor:                 with copy to:
       Dan Berrey, P.C.              Gordon Hanna, P.C.
       % Certified Property          Attn: Gordon Hanna
            Management               340 Vista St. SE, Suite 310
       P.O. Box 269                  P.O. Box 4591
       Salem, OR 97308               Salem, OR 97302

       If to Lessee:                 with copy to:
       South Umpqua Bank             John Arnold
       Attn: President               Arnold, Gallagher, Saydack, et al
       445 S.E. Main Street          800 Willamette St., Suite 800
       P.O. Box 1820                 P.O. Box 1758
       Roseburg, OR 97470            Eugene, OR 97440

or such other addresses as may be designated by either party by written notice to the other. Except as otherwise provided in this Lease, every notice, demand, request, or other communication shall be deemed to have been given or served on actual receipt.

       32.2 A copy of each notice from Lessor to Lessee shall be contemporaneously delivered to each Permitted Leasehold Mortgagee which shall have previously delivered to Lessor, by registered or certified mail, return receipt requested, addressed as provided above in this section, its name and the mailing address to which communications under this section are to be delivered. Notice to Lessee shall not be effective until a duplicate notice is received by each Permitted Leasehold Mortgagee that is entitled to notice.

       32.3 Lessee shall immediately send to Lessor, in the manner prescribed above for giving notice, copies of all notices given by it to any Permitted Leasehold Mortgagee or received by it from such Permitted Leasehold Mortgagee, and copies of all notices that it receives with respect to the Premises or Improvements from any government authorities, fire regulatory agencies, and similarly constituted bodies, and copies of its responses to such notices.

       32.4 Notwithstanding anything in this section to the contrary, any notice mailed to the last designated address of any person or party to which a notice may be or is required to be delivered pursuant to this Lease or this section shall not be deemed ineffective if actual delivery cannot be made due to a change of address of the person or party to which the notice is directed or the failure or refusal of such person or party to accept delivery of the notice.

Section 33. Arbitration and Appraisal
       33.1 In any case in which it is provided by the terms of this Lease that any matter shall be determined by arbitration or appraisal, such arbitration or appraisal shall be conducted in the manner specified in this section.

       33.2 The party desiring such arbitration or appraisal shall give written notice to that effect to the other party and shall in such notice appoint a disinterested person of recognized competence in the field involved as arbitrator or appraiser on its behalf. Within 15 days thereafter, the other party may by written notice to the original party appoint a second disinterested person of recognized competence in such field as arbitrator or appraiser on its behalf. The arbitrators thus appointed shall appoint a third disinterested person of recognized competence in such field, and the three arbitrators shall, as promptly as possible, determine such matter, provided, however, that

       33.2.1 If the second arbitrator or appraiser is not appointed pursuant to the above procedure, then the first arbitrator or appraiser shall proceed to determine such matter; and

       33.2.2 If the two arbitrators or appraisers appointed by the parties are unable to agree, within 15 days after the second arbitrator or appraiser is appointed, on the appointment of a third arbitrator or appraiser, they shall give written notice of such failure to agree to the parties and, if the parties fail to agree on the selection of the third arbitrator or appraiser within 15 days after the arbitrators or appraisers appointed by the parties give notice, then within 10 days thereafter either of the parties on written notice to the other party may request such appointment by the presiding judge of the Circuit Court of the County of the State of Oregon in which the Premises are located, or to any other court having jurisdiction and exercising functions similar to those now exercised by the court.

       33.3 Lessor and Lessee shall each be entitled to present evidence and argument to the arbitrators. The determination of the majority of the arbitrators or appraisers, or of the sole arbitrator or appraiser, as the case may be, shall be conclusive on the parties, and judgment on the same may be entered in any court having jurisdiction over the parties. The arbitrators or appraisers or the sole arbitrator or appraiser, as the case may be, shall give written notice to the parties stating the arbitration determination, and shall furnish to each party a signed copy of such determination. Arbitration proceedings shall be conducted pursuant to ORS 33.210-33.340 and the rules of the American Arbitration Association, except as provided otherwise. If any such dispute involves a determination of value or of a fixed amount of money and if a majority of the arbitrators do not agree, then, instead of such arbitration, either party shall be entitled to seek a judicial determination of the matter in issue in a court of competent jurisdiction.

       33.4 Each party shall pay the fees and expenses of the arbitrator or appraiser appointed by such party and one-half of the fees and expenses of the third arbitrator or appraiser, if any.

       33.5 Anything contained in this Lease to the contrary notwithstanding, whenever Lessee is required to make any payment or to perform any act or thing at a specified time or within a specified time limit under the provisions of this Lease, and any such payment or performance is


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

subject to arbitration under this section, such time or time limit, as the case may be, shall be extended by the period consumed by the institution, conduct, and prosecution to final conclusion of any arbitration or appraisal concerning or relating to such payment or performance.

Section 34. Costs and Attorney Fees
       If either party brings an action to recover any sum due or for any breach and obtains a judgment or decree in its favor, the court may award to such prevailing party its reasonable costs and reasonable attorney fees, specifically including reasonable attorney fees incurred in connection with any appeals (whether or not taxable as such by law).

Section 35. Entire Agreement
       This Lease contains the entire agreement between the parties and, except as otherwise provided, can be changed, modified, amended, or terminated only by an instrument in writing executed by the parties. It is mutually acknowledged and agreed by Lessee and Lessor that there are no verbal agreements, representations, warranties, or other understandings affecting this Lease.

Section 36. Applicable Law
       This Lease shall be governed by, and construed in accordance with, the laws of the state of Oregon.

Section 37. Interest on Rent Arrearages
       All arrearages in the payment of Rent that Lessee fails to pay within the 30-day period after notice from Lessor shall bear interest from the date due until paid, at the rate defined in Section 8.2 above.

Section 38. Brokerage
       Lessor and Lessee represent to each other that they have not employed any brokers in negotiating and consummating the transaction set forth in this Lease, but have negotiated directly with each other.

Section 39. Covenants to Bind and Benefit Parties
       The covenants and agreements contained in this Lease shall bind and inure to the benefit of Lessor, its successors and assigns, and Lessee, its successors and assigns.

Section 40.       Captions and Table of Contents
       40.1 The captions of this Lease are for convenience and reference only, and in no way define, limit, or describe the scope or intent of this Lease or in any way affect this Lease.

       40.2 The table of contents preceding this Lease but under the same cover is for the purpose of convenience and reference only, and is not to be deemed or construed in any way as part of this Lease, nor as supplemental or amendatory.

Section 41. Definition of Lessor
       The term Lessor as used in this Lease means only the owner for the time being of the Premises, so that in the event of a sale, transfer, conveyance, or other termination of Lessor's interest in the Premises, Lessor shall be and is entirely freed and relieved of all liability of Lessor thereafter accruing, and in such event Lessor shall remit any funds held by Lessor, in which Lessee has an interest, to the successor owner of the Premises. Lessor shall remain liable for any such money not so remitted. It shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and such successor owner of the Premises, that such successor owner has assumed and agreed to carry out any and all agreements, covenants, and obligations of Lessor thereafter accruing.

Section 42.        Recordation of Lease
       Lessee may elect that a copy of this Lease or a memorandum, executed and acknowledged by both parties, be recorded in the public records of Marion County, Oregon. Lessee shall pay the recording costs.

Section 43. Covenants, Conditions and Restrictions
       Lessee takes leases the property subject to certain Covenants, Conditions and Restrictions which provide, among other things, for the common use of certain driveways, sidewalks, landscape area and parking facility. As of the date of this lease, the parties are still negotiating over certain minor points in the Covenants, Conditions and Restrictions. In the event the Covenants, Conditions and Restrictions are not recorded prior to the date of this Ground Lease, Lessee agrees on demand to subordinate its interest in the property to the provisions of the recorded Covenants, Conditions and Restrictions.

Section 44. Statutory Warning
       "THIS INSTRUMENT WILL NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE

PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES."

       IN WITNESS WHEREOF, Lessee and Lessor have caused this Lease to be executed by their duly authorized officers.

Lessor:                                 Lessee:

                                        SOUTH UMPQUA BANK


/s/ Richard Whitt by POA                By:  /s/ Steve May, its Vice
----------------------------------           ---------------------------------
                                             President/Retail Banking
/s/ Barbara Whitt by POA
----------------------------------

/s/ Keith Flicker
----------------------------------

                        FIRST ADDENDUM TO GROUND LEASE

BETWEEN:           Richard Whitt and Barbara Whitt,
                   husband and wife, and Keith Flicker                ("Lessor")

AND:               South Umpqua Bank                                  ("Lessee")
                   an Oregon banking corporation
                   445 SE Main Street
                   Roseburg, OR 97470

EFFECTIVE
DATE:              February 12, 1999.


1. Section 1.2 is hereby deleted in its entirety and the following language substituted in its place:

      "The foregoing condition shall be for the benefit of both parties and must be satisfied or waived by both the parties on or before 5:00 p.m. on March 1, 1999, or this Lease shall terminate and be of no further force and effect. In such event neither party shall have any further liability under this Lease except for liability accrued before the date of termination.

            In addition, it is a condition of this Lease that Lessee secure approval from state and federal banking regulatory agencies to locate a branch on the Premises. Lessee represents that it has already applied for such approval and covenants that it will use its best efforts to obtain the same. Lessee shall keep Lessor informed as to the status of its applications for approval and will promptly notify Lessor when such approval is obtained. If approval has not been secured by April 1, 1999, either party may terminate this Lease unless it reasonably appears that approval will be obtained by April 30, 1999, in which event the parties shall extend the date for satisfaction of this condition to the earlier of: (i) the date on which Lessee receives notice of such approval, or
      (ii) April 30, 1999. If Lessee elects to terminate this Lease because of the failure to satisfy the condition in this Section 1.2, it shall provide to Lessor evidence that it did not, or, its reasonable judgment, could not obtain the necessary regulatory approval."

2. The last paragraph of Section 2 is hereby deleted in its entirety and the following language substituted in its place:

      "Lessor shall deliver the Premises with all existing buildings demolished and debris removed. Lessor shall prepare the site and fill the existing basement to native ground level or such other lower level as Lessee shall direct in accordance with the specifications attached hereto as Exhibit A and by this reference incorporated herein. Lessee shall reimburse Lessor for the cost of such basement fill to the extent it is greater than would be the cost of standard placement of fill with a load-bearing capacity of 2,500 pounds per square foot. The parties estimate that Lessee's reimbursement obligation will be approximately $1,000.00."

3.     Except as provided in Sections 1 and 2 above, the Lease is unchanged.



LESSOR:                                   LESSEE:

Richard Whitt and Barbara Whitt,          South Umpqua Bank
husband and wife, and Keith Flicker
                                          By:  Steve May, Sr. VP/Retail
Banking                                        -------------------------------
                                               Sr. VP / Retail Banking
s/s Richard Whitt by POA
----------------------------------

s/s Barbara Whitt by POA
----------------------------------

s/s Keith Flicker by POA
----------------------------------

                         EXHIBIT A TO FIRST ADDENDUM

FOUNDATIONS

1. Preparation - Prior to filling basement, the Contractor shall remove all decomposable materials. Exposed soils, if any, shall be scarified to a depth of at least 6 inches and then be brought to the proper moisture content and compacted to 95% Standard Proctor density.

2. Filling - The Contractor shall clean, free draining fill material within the basement, as more fully described subsequently. Prior to backfill, the basement structure shall be penetrated to provide for escape of free water. The structural fill shall be as further described below, properly moisture conditioned and compacted:

      a. Structural fill shall be non-expansive material, free of organic material and with a maximum aggregate size smaller than 2 1/2" and at least 75% smaller than 3/4". On site materials are not suitable, except as described in paragraph 3.

      b. Structural fill shall be compacted to 95% relative density per ASTM D- 1557 at optimum moisture content.

      c. Basement fill shall be topped with a minimum thickness of 4 inches of 3/4" minus road base, moisture conditioned to within 2% of optimum moisture content and compacted to at least 95% of Standard Proctor density.

3. Alternate Fill - Clean soil fill may be used, subject to weather conditions being suitable for placement and compaction and conformance with the following:

      a. Prior to placement, representative soil samples shall be appropriately prepared and tested for density per ASTM D-1557. After compaction to 95% relative density per ASTM D-1557, consolidation tests shall be performed on a representative sample. The material shall be deemed suitable if maximum consolidation under 2,500 psf load does not exceed 1/4" total for the depth of fill.

      b. Structural fill shall be non-expansive material, free of organic material and with a maximum aggregate size smaller than 2 1/2" and at least 75% smaller than 3/4". Maximum portion passing the #200 sieve shall be 25%.

      c. Basement fill shall be topped with a minimum thickness of 4 inches of 3/4" minus road base, moisture conditioned to within 2% of optimum moisture content and compacted to at least 95% of Standard Proctor density.

SITE PREPARATION

1. Prior to placing site fills, the Contractor shall remove all construction rubble, trash, debris, decomposable materials and other non-soil components and shall scarify exposed surface to a depth of at least 6 inches. After scarification, surface shall be brought to within 1% of optimum moisture content and compacted to the density specified below. Asphaltic, concrete and other surfaces and any ancillary structures shall be constructed in accordance with civil and architectural plans.

2. Fill material shall be free of trash and rock over 6" in diameter. All structural fill shall be moisture conditioned to within 1% of optimum moisture content and compacted to at least 95% Standard Proctor density.

3. Fills within basement area outside of building footprint, but within parking or other surfaced area, shall be constructed as described in Foundations section.




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